MERCER FUNDS

Mercer US Short Maturity Fixed Income Fund

SUPPLEMENT TO

CLASS S SHARES (N/A)

AND CLASS Y-3 SHARES (MUSMX)

TO THE STATUTORY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2013, AS SUPPLEMENTED

AUGUST 15, 2013, AND OCTOBER 29, 2013

The date of this Supplement is November 13, 2013.

Proposed Liquidation of the Mercer US Short Maturity Fixed Income Fund

Mercer Investment Management, Inc. has decided to liquidate the Mercer US Short Maturity Fixed Income Fund (the “Fund”) and the Board of Trustees has approved of the proposed liquidation of the Fund. Accordingly, the Trustees have authorized the officers of the Fund to take all actions deemed necessary and appropriate to provide for the orderly liquidation of the Fund on or about December 16, 2013 (the “Liquidation Date”). Shareholders remaining invested in the Fund on the Liquidation Date will have their shares automatically redeemed and the proceeds will be distributed as directed. As a result of these developments, shares of the Fund are no longer being offered for sale.